UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2018

TopBuild Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36870	47-3096382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 North Williamson Boulevard

Daytona Beach, Florida 32114

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (386) 304-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

TopBuild Corp., a Delaware corporation (the “Company”), today announced its private offering (the “Offering”) of $375.0 million aggregate principal amount of Senior Notes due 2026 (the “Notes”) to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act. The Offering is to be made by means of a confidential offering memorandum. In order to ensure compliance with Regulation FD under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby furnishing to the Securities and Exchange Commission (the “Commission”) selected information contained in such confidential offering memorandum, which selected information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

Additionally, the Company is reaffirming its 2018 annual guidance. It is projecting total revenue to be between $2,050 million and $2,115 million and Adjusted EBITDA to be between $222 million and $242 million. This guidance assumes a range of residential new housing starts of between 1.24 million and 1.28 million. It does not include any effects related to potential acquisitions that may occur after the date of this Current Report on Form 8-K. For a reconciliation of Adjusted EBITDA to net income, please refer to the Company’s press release issued on February 27, 2018 and furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the Commission on February 27, 2018.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 furnished herewith, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, the Company’s expected financial and operational results and the related assumptions underlying its expected results. These forward-looking statements are distinguished by the use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s actual results may differ materially from the results discussed in its forward-looking statements. The Company’s forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. Factors or events the Company cannot predict, including those described in the risk factors contained in its filings with the Commission, may cause the Company’s actual results to differ materially from those expressed in forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved, and the Company undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act.

Item 8.01 Other Events.

On April 9, 2018, the Company issued a press release in accordance with Rule 135c promulgated under the Securities Act in respect of its private offering of the Notes. In accordance with Rule 135c(d), a copy of such press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Selected information contained in a confidential offering memorandum in connection with the Company’s private offering of Notes.

99.2	Rule 135c Press Release dated April 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

Date: April 9, 2018	By:	/s/ John S. Peterson
John S. Peterson
Vice President and Chief Financial Officer